UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 27, 2004

AMERICAN ACHIEVEMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-84294	13-4126506

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7211 CIRCLE S ROAD
AUSTIN, TEXAS 78745

(Address of Principal Executive
Offices, including Zip Code)

(512) 444-0571

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

A copy of a press release dated January 27, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Number	Description of Exhibit

99.1	Press release dated January 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ACHIEVEMENT CORPORATION

Date:	January 28, 2004	By:	/s/ David G. Fiore

David G. Fiore President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 27, 2004.